                        HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               STAG VARIABLE LIFE

              SUPPLEMENT DATED NOVEMBER 25, 1998 TO THE PROSPECTUS
                DATED AUGUST 3, 1998 FOR THE STAG VARIABLE LIFE

To correct an error in the current Prospectus, the second paragraph under the section entitled "Detailed Description of Policy Benefits and Provisions -- Allocation of Premium Payments" should be deleted and replaced with the following:

The value in the Hartford Money Market Fund Sub-Account will then be allocated to the Fixed Account and the Sub-Accounts according to the premium allocation specified in the Policy application on the latest of: (a) 45 days after the Policy application is signed, (b) 10 days after We mail or personally deliver a Notice of Withdrawal Right to You, or (c) the date We receive the final requirement to put the Policy in force.

HV-2305